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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 14, 1998


                                HF BANCORP, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                                         33-0576146
(State or other jurisdiction of                           (I.R.S. employer
 incorporation or organization)                          identification number)


                         COMMISSION FILE NUMBER: 2-25722


                              445 E. FLORIDA AVENUE
                             HEMET, CALIFORNIA 92543
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (909) 658-4411


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 1.        CHANGES IN CONTROL OF REGISTRANT

               Not Applicable

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

               Not Applicable

ITEM 3.        BANKRUPTCY OR RECEIVERSHIP

               Not Applicable

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               Not Applicable


ITEM 5.        OTHER EVENTS

               On November 14, 1998, H.F. Bancorp, Inc. (the "Company") and its subsidiary, Hemet Federal Savings & Loan Association (the "Bank"), entered into an Agreement and Plan of Merger with Temple-Inland Inc., ("TI") and its subsidiary Guaranty Federal Bank, F.S.B. ("Guaranty"), pursuant to which the Company will merge with TI (or a TI subsidiary) and the Bank will be merged into Guaranty. Company stockholders will receive $18.50 per share for their stock, in cash, TI stock, or a combination of the two at the election of the stockholders, subject to a maximum of approximately 1,216,470 shares of stock in the aggregate to be issued in the transaction; provided, however, that if the transaction does not qualify as a tax-deferred reorganization, all Company stockholders will receive cash equal to $18.50 per share. The transaction, which is subject to regulatory approval and approval by the stockholders of the Company, is anticipated to close during the second quarter of calendar 1999.

               In connection with the transaction, the Company granted TI an option, exercisable under certain circumstances, to purchase up to approximately 1,272,665 shares of Company stock, representing about 19.9% of the shares presently outstanding, at a price of $16.0625 per share.

ITEM 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS

               Not Applicable

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

               (a)    Financial Statements

                      Not Applicable



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               (b)    Pro Forma Financial Information

                      Not Applicable

               (c)    Exhibits

                      99.1          Agreement And Plan Of Merger By And Among
                                    Temple-Inland, Inc., HF Bancorp, Inc.,
                                    Guaranty Federal Bank, F.S.B. And Hemet
                                    Federal Savings & Loan Association.

                      99.2          Form of Agreement Of Bank Merger by and
                                    between Hemet Federal Savings & Loan
                                    Association and Guaranty Federal Bank,
                                    F.S.B.

                      99.3          Form Of Affiliate Letter Addressed To
                                    Temple-Inland, Inc.

                      99.4          Form Of Shareholder's Agreement by and
                                    between Temple- Inland Inc., a Delaware
                                    corporation and shareholder(s) of HF
                                    Bancorp.

                      99.5          Stock Option Agreement dated as of November
                                    14, 1998, between Temple-Inland Inc. and HF
                                    Bancorp, Inc.

ITEM 8.        CHANGE IN FISCAL YEAR

               Not Applicable

ITEM 9.        SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

               Not Applicable



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HF BANCORP, INC.
                                             (Registrant)



Date: November 24, 1998                      By /s/ Richard S. Cupp
                                                --------------------------------
                                                Richard S. Cupp
                                                President and Chief Executive
                                                Officer



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                                  Exhibit Index



99.1           Agreement And Plan Of Merger By And Among Temple-Inland, Inc., HF
               Bancorp, Inc., Guaranty Federal Bank, F.S.B. And Hemet Federal
               Savings & Loan Association.

99.2           Form of Agreement Of Bank Merger by and between Hemet Federal
               Savings & Loan Association and Guaranty Federal Bank, F.S.B.

99.3           Form Of Affiliate Letter Addressed To Temple-Inland, Inc.

99.4           Form Of Shareholder's Agreement by and between Temple-Inland
               Inc., a Delaware corporation and shareholder(s) of HF Bancorp.

99.5           Stock Option Agreement dated as of November 14, 1998, between
               Temple-Inland Inc. and HF Bancorp, Inc.



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